SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2023

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2023, Susanne Meline notified the Board of Directors (the “Board”) of ClearSign Technologies Corporation (the “Company”) that she will resign from the Board, effective immediately prior to the appointment of Catharine de Lacy as a member of the Board, which occurred on February 21, 2023 (the “Effective Date”), as more fully described below. At the time of her resignation, Ms. Meline was the chairperson of the Board’s Nominating and Corporate Governance Committee (the “Nominating Committee”), a member of the Board’s Audit Committee (the “Audit Committee”) and Compensation Committee and the Board’s Lead Independent Director. On February 18, 2023, the Board, upon Ms. Meline’s resignation, appointed Judith Schrecker to be the Board’s new Lead Independent Director. Ms. Meline’s decision to resign was not as a result of a disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Meline’s resignation, the Board, upon recommendation of the Nominating Committee, appointed Catharine de Lacy as a new director to fill the vacancy created by Ms. Meline’s resignation, effective as of the Effective Date.

As an independent director, Ms. de Lacy has also been appointed to serve as chairperson of the Nominating Committee and as a member of the Audit Committee.

Ms. de Lacy, age 64, has extensive experience in environmental, social and corporate governance (“ESG”), public affairs and risk management in a wide range of industries, including oil and gas, energy markets, manufacturing and others. Since 2007, Ms. de Lacy has served as the co-founder and managing director of Riar Associates, LLC, where she advises clients on a variety of topics, including ESG. From 2015 to 2020, Ms. de Lacy held management positions at Albemarle Corp., focusing on public and regulatory affairs, and sustainability. Before that, Ms. de Lacy was the Vice President of Global Stewardship at Clorox Corp. from 2011 to 2015. Ms. de Lacy also has board of directors experience, having served as a director, chairperson of the environmental health and safety committee and member of the audit committee of TORC Oil & Gas, Ltd., a company that was previously listed on the Toronto Stock Exchange from 2019 to 2021, and NTES LLC, a private company. Ms. de Lacy has a Bachelor of Science (B.S.) in Chemistry from Merrimack College, a Master of Science (M.S.) in Environmental Engineering and Public Health and multiple certifications, including a “Corporate Director Certificate” from Harvard Business School, a “Certificate of Risk Governance, and as a Qualified Risk Director” certificate from the DCRO Institute and an ESG Board Certification from UC Berkeley Law School.

In connection with her appointment, Ms. de Lacy received an offer letter from the Company, dated as of February 20, 2023 and effective as of the Effective Date (the “Offer Letter”), setting forth the terms of Ms. de Lacy’s services as a director and her compensation arrangement, which she accepted. Pursuant to the Offer Letter and in accordance with the Company’s director compensation policies, Ms. de Lacy will be granted restricted stock units (“RSUs”) under the Company’s 2021 Equity Incentive Plan valued on the grant date, which is the first day of every quarter that Ms. de Lacy serves on the Board (the “Grant Date”), at $15,000 for serving as a member of the Board, $1,625 for serving as chairperson of the Nominating Committee and $1,875 for serving as a member of the Audit Committee (such initial grant being the pro-rated portion of RSUs for the quarter ending March 31, 2023), and which amounts will then be payable quarterly on every Grant Date.

The foregoing description of the Offer Letter does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Offer Letter, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

In connection with her appointment, Ms. de Lacy has also entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.18 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 14, 2011.

There are no arrangements or understandings between Ms. de Lacy and any other person pursuant to which he was selected as a director. There are no family relationships between Ms. de Lacy and any of our officers and directors and there is no transaction between the Company and Ms. de Lacy that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. de Lacy’s appointment and Ms. Meline’s resignation described in Item 5.02 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

d)  Exhibits.

Exhibit No.	Description
10.1	Catharine de Lacy’s Offer Letter.
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.18 of the Registration Statement on Form S-1/A filed with the SEC on March 9, 2012).
99.1	Press Release dated February 23, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARSIGN TECHNOLOGIES CORPORATION

Date: February 24, 2023	By:	/s/ Colin J. Deller
Colin J. Deller
Chief Executive Officer

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